Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Prospectus (Class A, B, C, K shares) of RS Large Cap Value Fund Dated May 1, 2009

RS Large Cap Value Fund

RS Investments, the investment manager for RS Large Cap Value Fund, has recommended, and the Board of Trustees has approved, the merger of RS Large Cap Value Fund into RS Large Cap Alpha Fund.

Subject to a number of conditions, the merger currently is expected to occur on or about August 3, 2009. The merger will be effected at the relative net asset values of the Funds as of the close of business on the business day immediately before the merger. Shares of each class of RS Large Cap Value Fund will be exchanged for shares of the same class of RS Large Cap Alpha Fund with the same aggregate net asset value. The merger is expected to be tax-free to RS Large Cap Value Fund and its shareholders. The Guardian Life Insurance Company of America, the parent company of RS Investments, has agreed to pay all expenses associated with the merger. Consummation of the merger does not require a vote of the shareholders of RS Large Cap Value Fund.

Certain of the portfolio securities held by RS Large Cap Value Fund are expected to be sold prior to the merger, and RS Large Cap Alpha Fund may sell certain of the securities it will receive following the merger. These transactions will result in brokerage commissions and other transaction costs, and may result in realization of capital gains that may be distributed as taxable distributions to RS Large Cap Value Fund shareholders prior to the merger or to shareholders of the combined Fund following the merger.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of RS Large Cap Alpha Fund, nor is it a solicitation of any proxy. For more information regarding RS Large Cap Alpha Fund please call 800-766-3863 or visit RS Investment Trust’s Web site at www.RSinvestments.com.

July 9, 2009